Exhibit 10.2

FORM OF EXCHANGE AGREEMENT

__________________________ (the “Undersigned”), for itself and on behalf of the beneficial owners listed on Exhibit A hereto (“Accounts”) for whom the Undersigned holds contractual and investment authority (each Account, as well as the Undersigned if it is exchanging Old Notes (as defined below) hereunder, a “Holder”), enters into this Exchange Agreement (this “Agreement”) with Teligent, Inc., a Delaware corporation, (the “Company”), on October 28, 2019 whereby the Holders will exchange (the “Exchange”) the Company’s 4.75% Convertible Senior Notes due May 1, 2023 (CUSIP 87960W AA2) (the “Old Notes”) for a new issuance of Series B Senior Unsecured Convertible Senior Notes due May 1, 2023 (CUSIP 87960W AC8) (the “New Notes”) to be issued pursuant to the Indenture (as defined below).

The undersigned Investor understands that the Exchange is being made without registration under the Securities Act of 1933, as amended (the “Securities Act”), or any securities laws of any state of the United States or of any other jurisdiction, and that the Exchange is only being offered to “qualified institutional buyers” (as defined in Rule 144A under the Securities Act) in reliance upon a private placement exemption from registration under the Securities Act. The New Notes will be issued pursuant to the Indenture (as defined herein).

On, and subject to, the terms and conditions set forth in this Agreement, the parties hereto agree as follows:

Article I: Terms of the Exchange

Pursuant to the terms hereof, the Undersigned hereby agrees to cause the Holders to exchange and deliver an aggregate principal amount of Old Notes, and in exchange therefor, the Company shall issue to the Holders an aggregate principal amount of New Notes, in each case, as set forth on Exhibit A hereto.

The closing for the exchange (the “Closing”) shall occur substantially concurrently with and subject to the closing of the Company’s offering of the New Notes and on a date (the “Closing Date”) no later than two Trading Days after the date of this Agreement. At the Closing, (a) the Undersigned shall cause each Holder to deliver to the Company all right, title and interest in and to such Holder’s Old Notes, as set forth on Exhibit A hereto (and no other consideration), free and clear of any mortgage, lien (statutory or otherwise), pledge, charge, security interest, encumbrance, title retention agreement or other title retention device, conditional sale or security arrangement, collateral assignment, option, right of first refusal, equity or other adverse claim thereto or other similar encumbrance thereon (collectively, “Liens”), together with any documents of conveyance or transfer that the Company may deem necessary or desirable to assign, transfer to and confirm in the Company all right, title and interest in and to such Old Notes free and clear of any Liens, (b) the Company shall deliver or cause to be delivered to each Holder, subject to the terms and conditions of this Agreement, New Notes having an aggregate principal amount set forth on Exhibit A, and the Company hereby agrees to issue such New Notes to the Investor in exchange for such Old Notes and (c) the Company shall deliver or cause to be delivered, to each Holder of Old Notes, any accrued and unpaid interest on such Old Notes through the Closing Date.

For the avoidance of doubt, in the event of any delay in the Closing pursuant to the immediately preceding paragraph, the Holders shall not be required to deliver the Old Notes until the Closing occurs. Simultaneously with or after the Closing, the Company may, in its sole discretion, issue the New Notes to one or more other holders of outstanding Old Notes or to other investors. The delivery of the New Notes and the issuance thereof shall be effected via DWAC (or other book-entry procedures) pursuant to the instructions to be provided by the Company (in the case of the Old Notes) and by the Holder (in the case of the New Notes) after the execution of this Agreement. The Company and the Holder shall provide such respective instructions to the Undersigned necessary for settlement of the Exchange. In the event the Closing does not occur, any Old Notes submitted for DWAC withdrawal will be returned to the DTC participant that submitted the withdrawal instruction for such Old Notes in accordance with the procedures of DTC.

For purposes hereof:

“Business Day” means any day other than a day on which federal or state banking institutions in the Borough of Manhattan, the City of New York are authorized or obligated by law, executive order or regulation to close.

“Trading Day” means any day during which trading on the Nasdaq Stock Market generally occurs.

Article II: Covenants, Representations and Warranties of the Holders

The Undersigned, for itself and on behalf of each Holder, hereby covenants as follows, and makes the following representations and warranties, for itself and on behalf of each Holder, each of which is true and correct as of the date hereof and shall be true and correct at the Closing, to both the Company and Craig-Hallum Capital Group LLC (“Craig-Hallum”) and all such covenants, representations and warranties shall survive the Closing indefinitely.

Section 2.1    Power and Authorization. The Undersigned and each Holder is duly organized, validly existing and in good standing under the laws of the jurisdiction of its formation. The Undersigned has the power, authority and capacity to execute and deliver this Agreement for itself and on behalf of the Holders, to perform its obligations hereunder, and to consummate the Exchange contemplated hereby. If the Undersigned is executing this Agreement on behalf of Accounts, (a) the Undersigned has all requisite discretionary and contractual authority to enter into this Agreement on behalf of, and bind, each Account, and (b) Exhibit A hereto is a true, correct and complete list of (i) the name of each Account, (ii) the principal amount of such Account’s Old Notes, and (iii) the number of New Notes to be issued to such Account in respect of such Account’s Old Notes.

Section 2.2    Valid and Enforceable Agreement; No Violations. This Agreement has been duly executed and delivered by the Undersigned and constitutes a legal, valid and binding obligation of each of the Undersigned and the Holder, enforceable against each of the Undersigned and the Holder in accordance with its terms, except that such enforcement may be subject to (a) bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium or other similar laws affecting or relating to enforcement of creditors’ rights generally, and (b) general principles of equity, whether such enforceability is considered in a proceeding at law or in equity (the “Enforceability Exceptions”). This Agreement and consummation of the Exchange will not violate, conflict with or result in a breach of or default under (i) the Undersigned’s or any other Holder’s organizational documents, (ii) any agreement or instrument to which the Undersigned or any other Holder is a party or by which the Undersigned or any other Holder or any of their respective assets are bound, or (iii) any laws, regulations or governmental or judicial decrees, injunctions or orders applicable to the Undersigned or any other Holder.

Section 2.3    Title to the Old Notes. Each Holder is the sole legal and beneficial owner of the Old Notes set forth opposite its name on Exhibit A hereto (or, if there are no Accounts, the Undersigned is the sole legal and beneficial owner of all of the Old Notes) and, at the Closing, will be the sole legal and beneficial owner of the Old Notes set forth opposite its name on Exhibit A hereto (or, if there are no Accounts, the Undersigned will be the sole legal and beneficial owner of the Old Notes). The Holder has good, valid and marketable title to its Old Notes, free and clear of any Liens. The Holder has not, in whole or in part, except as described in the immediately preceding sentence, (a) assigned, transferred, hypothecated, pledged, exchanged or otherwise disposed of any of its Old Notes or any of its rights, title to or interest in its Old Notes (other than to the Company pursuant hereto), or (b) given any person or entity any transfer order, power of attorney or other authority of any nature whatsoever with respect to its Old Notes. Upon the Holder’s delivery of its Old Notes to the Company pursuant to the Exchange, such Old Notes shall be free and clear of all Liens.

Section 2.4    Qualified Institutional Buyer. The Holder is a “qualified institutional buyer” within the meaning of Rule 144A promulgated under the Securities Act.

Section 2.5    No Affiliate Status; Holding Period. The Holder is not, and has not been during the consecutive three month period preceding the date hereof, a director, officer or “affiliate” within the meaning of Rule 144 promulgated under the Securities Act (an “Affiliate”) of the Company. To its knowledge, the Holder did not acquire any of the Old Notes, directly or indirectly, from an Affiliate of the Company. The Holder represents and warrants that, for purposes of Rule 144 of the Securities Act, the Holder has continuously held the Old Notes for at least one year from the date of this Agreement..

Section 2.6    No Illegal Transactions. Each of the Undersigned and the Holder has not, directly or indirectly, and no person or entity acting on behalf of or pursuant to any understanding with either the Undersigned or the Holder has, disclosed to a third party (other than to its legal and other representatives) any information regarding the Exchange or engaged in any transactions in the securities of the Company (including, without limitation, any Short Sales (as defined below) involving any of the Company’s securities) since the time that the Undersigned was first contacted by either the Company, Craig-Hallum or any other person or entity regarding the Exchange, the issuance of the New Notes, this Agreement, any other transactions contemplated hereby or an investment in the Common Stock or other equity securities of the Company. Each of the Undersigned and the Holder covenants that neither it nor any person or entity acting on its behalf or pursuant to any understanding, agreement or other arrangement with it will disclose to a third party any information regarding the Exchange, the issuance of the New Notes, this Agreement, any other transactions contemplated hereby or engage, directly or indirectly, in any transactions in the securities of the Company (including Short Sales) prior to 9:00 a.m. (prevailing Eastern time) on the date hereof. “Short Sales” means all “short sales” as defined in Rule 200 of Regulation SHO promulgated under the Securities Exchange Act of 1934, as amended (the “Exchange Act”). Solely for purposes of this Section 2.6, subject to the Undersigned’s and each Holder’s compliance with their respective obligations under the U.S. federal securities laws and the Undersigned’s and the Holder’s respective internal policies, (a) “Undersigned” and “Holder” shall not be deemed to include any employees, subsidiaries, desks, groups or Affiliates of the Undersigned or the applicable Holder that are effectively walled off by appropriate “Fire Wall” information barriers approved by the Undersigned’s or such Holder’s respective legal or compliance department (and thus such walled off parties have not been privy to any information concerning the Exchange), and (b) the foregoing representations, warranties and covenants of this Section 2.6 shall not apply to any transaction by or on behalf of an Account that was effected without the advice or participation of, or such Account’s receipt of information regarding the Exchange provided by, the Undersigned or the applicable Holder.

Section 2.7    Adequate Information; No Reliance. The Holder acknowledges and agrees that (a) the Holder has been furnished with all materials it considers relevant to making an investment decision to enter into the Exchange and to consummate the other transactions contemplated hereby and has had the opportunity to review the Company’s filings and submissions with the Securities and Exchange Commission (the “SEC”), including, without limitation, all information filed or furnished pursuant to the Exchange Act, (b) the Holder has had a full opportunity to ask questions of and receive answers from the officers of the Company concerning the Company, their business, operations, financial performance, financial condition and prospects, and the terms and conditions of the Exchange, (c) the Holder, together with its professional advisers, is a sophisticated and experienced investor and is capable of evaluating, to its satisfaction, the accounting, tax, financial, legal and other risks associated with the Exchange, and that such Holder has had the opportunity to consult with its accounting, tax, financial and legal advisors to be able to evaluate the risks involved in the Exchange and to make an informed investment decision with respect to such Exchange, and that such Holder is capable of sustaining any loss resulting therefrom without material injury, (d) the Holder is not relying, and has not relied, upon any advice (whether accounting, tax, financial, legal or other), representation, warranty or other statement made by the Company, any of its officers, directors or employees, or any of their respective affiliates or representatives including, without limitation, Craig-Hallum, except for the representations and warranties made by the Company in Article III of this Agreement, (e) any disclosure documents provided in connection with the Exchange are the responsibility of the Company and that Craig-Hallum assumes no responsibility therefor and that Craig-Hallum has made no independent investigation with respect to the Company, the Exchange or the New Notes or the accuracy, completeness or adequacy of any information supplied by the Company (including the Company’s filings and submissions with the SEC), (f) no statement or written material contrary to this Agreement has been made or given to the Holder by or on behalf of the Company, any of its officers, directors or employees, or any of their respective affiliates or representatives, (g) the terms of the Exchange are the result of bilateral negotiations among the parties and (h) the Holder is able to fend for itself in the Exchange, has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of the prospective Exchange of the Old Notes and the investment in the New Notes and has the ability to bear the economic risks of its investment and can afford the complete loss of such investment.

The Holder specifically understands and acknowledges that, on the date of this Agreement and on the Closing Date, the Company may have in its possession non-public information that could be material to the market price of the Old Notes, the New Notes and the Company’s Common Stock into which such Old Notes and New Notes are convertible. The Holder hereby represents and warrants that, in entering into this Agreement and consummating the transactions contemplated hereby (including, without limitation, the Exchange), it does not require the disclosure of such non-public information to it by the Company in order to consummate the Exchange and make an investment in the New Notes, and hereby waives any and all present or future claims against the Company, any of its officers, directors or employees, or any of their respective affiliates or representatives arising out of or relating to the Company’s failure to disclose any such non-public information to the Holder.

The Holder also specifically acknowledges that the Company would not enter into this Agreement or any related documents in the absence of such Holder’s representations and acknowledgments set out in this Agreement, and that this Agreement, including such representations and acknowledgments, are a fundamental inducement to the Company, and a substantial portion of the consideration provided by such Holder, in this transaction, and that the Company would not enter into this transaction but for this inducement.

The Holder agrees that it will, upon request, execute and deliver any additional documents reasonably deemed by the Company, the trustee for the Old Notes and the New Notes or the transfer agent to be necessary or desirable to complete the Exchange.

Section 2.8    Tax Consequences of the Exchange. The Holder understands that the tax consequences of the Exchange will depend in part on its own tax circumstances. The Holder acknowledges that it must consult its own tax adviser about the federal, foreign, state and local tax consequences peculiar to its circumstances.

Section 2.9    Tax Reporting. On or prior to the first Closing Date, the Undersigned shall deliver to the Company completed IRS Forms W-9 or W-8, as applicable, with regards to each Holder. The Company and its agents shall be entitled to deduct and withhold from any consideration payable pursuant to this Agreement such amounts as may be required to be deducted or withheld under applicable law unless such Form W-9 or W-8 provided pursuant to the immediately preceding sentence establishes that such Holder is entitled to an exemption from (or reduction in the rate of) withholding. To the extent any such amounts are withheld and remitted to the appropriate taxing authority, such amounts shall be treated for all purposes as having been paid to the Holder to whom such amounts would have been paid.

Section 2.10    Acknowledgment of Concurrent Offering. The Holder understands and acknowledges that concurrently with the Exchange, the Company is offering Series B Senior Unsecured Convertible Notes to certain other purchasers pursuant to Note Purchase Agreements dated as of the date hereof (the “Concurrent Offering”). The Holder hereby acknowledges receipt, and has been given the opportunity to review, the offering memorandum relating to the Concurrent Offering (the “Offering Memorandum”).

Section 2.11   Shareholder Approval. The Holder understands and acknowledges that the due authorization and reservation for issuance of the Conversion Shares (as defined herein) are subject to the Company’s attainment after the Closing of the requisite stockholder approval of an amendment to the Company’s Certificate of Incorporation (as amended) to increase the number of shares of Common Stock authorized for issuance by the Company.

Article III: Covenants, Representations and Warranties of the Company

The Company hereby covenants as follows, and makes the following representations and warranties, each of which is true and correct as of the date hereof and shall be true and correct at the Closing, to the Holders and Craig-Hallum, and all such covenants, representations and warranties shall survive the Closing indefinitely.

Section 3.1    Power and Authorization. The Company is duly incorporated, validly existing and in good standing under the laws of its state of incorporation, and has the power, authority and capacity to execute and deliver this Agreement and the Indenture, to perform its obligations hereunder and thereunder, and to consummate the Exchange contemplated hereby. No material consent, approval, order or authorization of, or material registration, declaration or filing with any governmental agency or body or any court, domestic or foreign, having jurisdiction over the Company or any of its Subsidiaries (as defined herein) (each, a “Governmental Entity”) is required on the part of the Company in connection with the execution, delivery and performance by it of this Agreement, the New Notes and/or the Indenture and the consummation by the Company of the Exchange, except as may be required under any state or federal securities laws or the rules of any national securities exchange on which the Company’s shares of common stock are traded.

Section 3.2    Valid and Enforceable Agreement; No Violations. This Agreement has been duly executed and delivered by the Company and constitutes a legal, valid and binding obligation of the Company, enforceable against it in accordance with its terms, except that such enforcement may be subject to the Enforceability Exceptions. This Agreement, the New Notes, the Indenture and consummation of the Exchange will not violate, conflict with or result in a breach of or default under (i) the Company’s charter, bylaws or other organizational documents, (ii) except with respect to any consents required under the Senior Credit Facilities (as defined in the Offering Memorandum), any agreement or instrument to which the Company is a party or by which the Company or any of its assets are bound, or (iii) any laws, regulations or governmental or judicial decrees, injunctions or orders applicable to the Company, except for such violations, conflicts or breaches under clauses (ii) and (iii) above that would not, individually or in the aggregate, have a material adverse effect on the condition (financial or otherwise) or in the earnings, prospects, business, properties, surplus or the financial condition or results of operations of the Company and its Subsidiaries, taken as a whole (a “Material Adverse Effect”) or on its performance of its obligations under this Agreement or on the consummation of the transactions contemplated thereby.

Section 3.3    New Notes. The New Notes have been duly authorized by the Company and, when duly executed by the Company in accordance with the terms of the Indenture, assuming due authentication of the New Notes, upon delivery to the Holders in accordance with the terms of the Exchange, will be validly issued and delivered and will constitute valid and binding obligations of the Company entitled to the benefits of the Indenture, enforceable against the Company in accordance with their terms, except as such enforceability may be limited by the Enforceability Exceptions. Upon the Company’s delivery of the New Notes to the Holder (or Undersigned) pursuant to the Exchange, such New Notes shall be free and clear of all Liens created by the Company.

Section 3.4    Indenture. The indenture governing the New Notes, to be dated the Closing Date, between the Company and Wilmington Trust, National Association (as amended, modified or otherwise supplemented in accordance with the terms therewith, the “Indenture”) has been duly and validly authorized by the Company, and on the Closing Date will be duly executed and delivered by the Company, and assuming due authorization, execution and delivery by Wilmington Trust, National Association, will constitute the valid and binding agreement of the Company, enforceable against the Company in accordance with its terms, except as such enforceability may be limited by the Enforceability Exceptions. The Indenture will reflect terms which are consistent with the description in the Offering Memorandum under the section entitled “Description of the Notes”, and the Company and the Holder will work in good faith to finalize the Indenture and mutually agree on its terms consistent with the description in the Offering Memorandum on or before the Closing Date.

Section 3.5    Exemption from Registration. Assuming the accuracy of the representations and warranties of the Holders and each other Holder executing an Exchange Agreement, (1) the issuance of the New Notes in connection with the Exchange pursuant to this Exchange Agreement is exempt from the registration requirements of the Securities Act; (2) the New Notes issued to the Holder and/or the Undersigned (a) will be, at the Closing, free of any restrictions on resale by such Holder pursuant to Rule 144 promulgated under the Securities Act, (b) will be issued in compliance with all applicable state and federal laws concerning the issuance of the New Notes, and (c) will be issued to the Holders without any transfer restrictions and will be part of an unrestricted CUSIP and issued through the facilities of DTC; and (3) the Indenture is not required to be qualified under the Trust Indenture Act of 1939, as amended. The New Notes, when issued, will not be of the same class as securities listed on a national securities exchange registered under Section 6 of the Exchange Act, or quoted in a U.S. automated inter-dealer quotation system, within the meaning of Rule 144A(d)(3)(i) under the Securities Act. For the purposes of Rule 144 promulgated under the Securities Act, the Company acknowledges that, assuming the accuracy of each Holder’s representations and warranties hereunder, the holding period of the Holder New Notes may be tacked onto the holding period of the Old Notes and the Company agrees not to take a position contrary thereto.

Section 3.6     Validity of Underlying Common Stock. The New Notes will, at the Closing, be convertible into shares of Common Stock, par value $0.01 per share of the Company (the “Conversion Shares”) in accordance with the terms of the Indenture. Subject, in all cases, to the Company’s attainment after the Closing of the requisite stockholder approval of an amendment to the Company’s Certificate of Incorporation (as amended) to increase the number of shares of Common Stock authorized for issuance by the Company, upon execution and delivery of the Indenture by the Company, the Conversion Shares will be duly authorized and reserved by the Company for issuance upon conversion of the New Notes and, when issued upon conversion of the New Notes in accordance with the terms of the New Notes and the Indenture, will be validly issued, fully paid and non-assessable, and the issuance of the Conversion Shares will not be subject to any preemptive, participation, rights of first refusal or other similar rights in effect as of the Closing Date. For the purposes of Rule 144 promulgated under the Securities Act, the Company acknowledges that, assuming the accuracy of each Holder’s representations and warranties hereunder, the holding period of the Conversion Shares may be tacked onto the holding period of the Old Notes and the New Notes and the Company agrees not to take a position contrary thereto. The Conversion Shares will be issued to the Holders through the facilities of DTC without any transfer restrictions and will be part of an unrestricted CUSIP.

Section 3.7     Listing Approval. At the Closing, the Conversion Shares shall be approved for listing on the Nasdaq Stock Market, subject to the notice of issuance. No shareholder approval is required pursuant to the rules of the Nasdaq stock market in connection with the issuance of the New Notes or the Conversion Shares.

Section 3.8    Disclosure. On or before the first Business Day following the date of this Agreement, the Company shall issue a publicly available press release or file with the SEC a Current Report on Form 8-K disclosing all material terms of the Exchange (to the extent not previously publicly disclosed).

Section 3.9    Material Non-Public Information. Neither the Company nor any person acting on its behalf has provided the Holder or any of its agents with any information that constitutes or could be reasonably expected to constitute material non-public information with respect to the Company. The Company understands and confirms that the Holder will rely on the foregoing representation in effecting the transactions contemplated by this Agreement.

Section 3.10    Investment Company Act.  The Company is not and, after giving effect to the transactions contemplated by this Agreement, will not be required to register as an “investment company” or an entity “controlled” by an “investment company” within the meaning of the Investment Company Act of 1940, as amended, and the rules and regulations of the SEC thereunder.

Section 3.11   Organization and Qualification of the Company’s Subsidiaries. Each of the Company’s subsidiaries (which, for purposes of this Agreement, shall mean (i) any corporation more than 50% of whose voting stock having by the terms thereof power to elect a majority of the directors of such corporations at the time owned by the Company directly or indirectly and (ii) any partnership, association, joint venture or other entity in which the Company directly or indirectly has more than 50% voting equity interest at the time, in each case of clauses (i) and (ii) that provides or is required to provide a guarantee of the Company’s obligations in respect of the New Notes (each, a “Subsidiary” and collectively, the “Subsidiaries”)) is a direct or indirect wholly-owned subsidiary of the Company. Each Subsidiary has been duly incorporated or organized, as the case may be, is validly existing as a corporation or limited liability company, as applicable, in good standing under the laws of the jurisdiction of its incorporation or organization, has the power and authority (corporate or other) to own its property and to conduct its business and is duly qualified to transact business and is in good standing in each jurisdiction in which the conduct of its business requires such qualification, except to the extent that the failure to be so qualified or be in good standing would not have a Material Adverse Effect. All of the issued and outstanding shares of capital stock or other equity interests of each Subsidiary have been duly and validly authorized and issued, are fully paid and non-assessable and are owned directly or indirectly by the Company, free and clear of all Liens (other than Liens granted to secure the Senior Credit Facilities).

Section 3.12   Indenture, Guarantee and Notes. Each of the Indenture, the New Notes and the guarantee of the New Notes as provided by the Company’s Subsidiaries (the “Guarantee”) (collectively, the “Operative Documents”) conforms in all material respects to the descriptions thereof contained in the Offering Memorandum.

Section 3.13   Common Stock. All of the outstanding shares of Common Stock have been duly authorized and validly issued, are fully paid and nonassessable and were issued in compliance with applicable securities laws. None of the outstanding shares of Common Stock is entitled or subject to any preemptive right, right of participation, right of maintenance, right of repurchase or forfeiture, subscription right or any similar right and none of the outstanding shares of Common Stock is subject to any right of first refusal. The description of the Common Stock conforms in all material respects to all statements relating thereto contained in the Offering Memorandum and the Company’s reports filed under the Exchange Act with the SEC (collectively, “SEC Reports”).

Section 3.14   Absence of Existing Defaults and Conflicts. None of the Company or its Subsidiaries is (i) in violation of its respective charter or by-laws (or any equivalent documents) or (ii) in default (or with the giving of notice or lapse of time would be in default) under any existing obligation, agreement, covenant or condition contained in any indenture, loan agreement, mortgage, lease or other agreement or instrument to which any of them is a party or by which any of them is bound or to which any of the properties of any of them is subject, except such defaults that would not, individually or in the aggregate, have a Material Adverse Effect.

Section 3.15   No Material Adverse Effect in Business. Except as disclosed in the Offering Memorandum or the SEC Reports, since June 30, 2019 through the date hereof (i) there has been no Material Adverse Effect, nor any development or event which would result in a Material Adverse Effect, (ii) there has been no dividend or distribution of any kind declared, paid or made by the Company on any class of its capital stock and (iii) there has been no material adverse change in the capital stock, short-term indebtedness, long-term indebtedness, net current assets or net assets of the Company and its Subsidiaries.

Section 3.16    Legal Proceedings. Except as described in the Offering Memorandum and the SEC Reports, there is no legal or governmental action, investigation or proceeding pending or, to the Company’s knowledge, threatened against the Company or its Subsidiaries (i) asserting the invalidity of any of the Operative Documents; (ii) seeking to prevent the issuance of the New Notes or the consummation of any of the transactions provided for in the Operative Documents; or (iii) that would materially and adversely affect the ability of the Company to perform its obligations under, or the validity or enforceability (with respect to the Company) of, any of the Operative Documents.

Section 3.17   Possession of Permits. The Company and its Subsidiaries have all requisite power and authority, and all authorizations, approvals, orders, licenses in the various states in which it does business, certificates and permits of and from regulatory or governmental officials, bodies and tribunals that are necessary to own or lease their respective properties (collectively, “Permits”), in each case, that are material to the Company taken as a whole. The Company and its Subsidiaries, as applicable, are in compliance with the terms and conditions of all such Permits, except where the failure so to comply would not, singly or in the aggregate, result in a Material Adverse Effect. All of the Permits are valid and in full force and effect, except where the invalidity of such Permits or the failure of such Permits to be in full force and effect would not result in a Material Adverse Effect, and the Company has not received any notice of proceedings by a Governmental Entity relating to the revocation or modification of any such Permits which, singly or in the aggregate, may reasonably be expected to result in a Material Adverse Effect.

Section 3.18   Title to Property. The Company and its Subsidiaries have good and marketable title to all real property owned by them and good title to all other properties owned by them, in each case, free and clear of all mortgages, pledges, Liens of any kind except such as (A) are described in the Offering Memorandum or in the SEC Reports or (B) would not, singly or in the aggregate, result in a Material Adverse Effect; and all of the leases and subleases of real property that are material to the business of the Company and its Subsidiaries, considered as one enterprise, and under which the Company or any of its Subsidiaries holds properties described in the Offering Memorandum or in the SEC Reports, are in full force and effect, except as would not reasonably be expected to result in a Material Adverse Effect.

Section 3.19   Intellectual Property. The Company and its Subsidiaries own, license or otherwise have rights in all United States and foreign patents, trademarks, service marks, tradenames, copyrights, trade secrets and other proprietary rights necessary for the conduct of their business as currently carried on and as proposed to be carried on, in each case, as described in the Offering Memorandum and the SEC Reports (collectively and together with any applications or registrations for the foregoing, the “Intellectual Property”). Except as specifically described in the Offering Memorandum and the SEC Reports, (i) no third parties have obtained rights to any such Intellectual Property from the Company, other than licenses granted in the ordinary course and rights that would not have a Material Adverse Effect; (ii) to the Company’s knowledge, there is no infringement or misappropriation by third parties of any such Intellectual Property; (iii) there is no pending or, to the Company’s knowledge, threatened action, suit, proceeding or claim by others challenging the Company’s rights in or to any such Intellectual Property, and the Company is unaware of any facts that would form a reasonable basis for any such claim; (iv) there is no pending or, to the Company’s knowledge, threatened action, suit, proceeding or claim by others challenging the validity, enforceability or scope of any such Intellectual Property, and the Company is unaware of any facts that would form a reasonable basis for any such claim; (v) there is no pending or, to the Company’s knowledge, threatened action, suit, proceeding or claim by others that the Company has, or any of its products, product candidates or services described in the Offering Memorandum and SEC Reports that infringes, misappropriates or otherwise violates, or would infringe upon, misappropriate or otherwise violate, upon the commercialization of such products, product candidates or services described in the Offering Memorandum and SEC Reports, any patent, trademark, copyright, trade secret or other proprietary right of others, and the Company is unaware of any facts that would form a reasonable basis for any such claim; (vi) to the Company’s knowledge, there is no patent or patent application that contains claims that cover or may cover any Intellectual Property described in the Offering Memorandum and the SEC Reports as being owned by or licensed to the Company, or that is necessary for the conduct of its business as currently conducted or contemplated, or that interferes with the issued or pending claims of any such Intellectual Property; (vii) to the Company’s knowledge, there is no prior art or public or commercial activity of which the Company is aware that may form a reasonable basis to render any patent held by the Company invalid or any patent application held by the Company unpatentable that has not been disclosed to the U.S. Patent and Trademark Office; and (viii) the Company has not committed any act or omitted to undertake any act for which the effect of such commission or omission would reasonably be expected to render the Intellectual Property invalid or unenforceable, in whole or in part, except to the extent such invalidity or unenforceability would not reasonably be expected to have a Material Adverse Effect. To the Company’s knowledge, none of the technology employed by the Company has been obtained or is being used by the Company in violation of the rights of any person or third party. There are no outstanding options, licenses or agreements of a material nature relating to the Intellectual Property owned by the Company that are required to be described in the Offering Memorandum and the SEC Reports and are not described therein as so required.

Section 3.20   Absence of Labor Dispute. No labor disputes with the employees of the Company or any of its Subsidiaries exist or, to the knowledge of the Company, are imminent that would, individually or in the aggregate, result in a Material Adverse Effect.

Section 3.21    Accounting Controls and Disclosure Controls. The Company maintains internal control over financial reporting (as defined under Rule 13-a15 and 15d-15 under the Exchange Act and the rules and regulations of the Commission promulgated thereunder) in compliance with the requirements of the Exchange Act and a system of internal accounting controls sufficient to provide reasonable assurances that (A) transactions are executed in accordance with management’s general or specific authorization; (B) transactions are recorded as necessary to permit preparation of financial statements in conformity with U.S. generally accepted accounting principles (“GAAP”) and to maintain accountability for assets; (C) access to assets is permitted only in accordance with management’s general or specific authorization; (D) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences; and (E) the interactive data in eXtensible Business Reporting Language or incorporated by reference in the Offering Memorandum and the SEC Reports fairly presents the information called for in all material respects and is prepared in accordance with the Commission's rules and guidelines applicable thereto. Except as disclosed in the Offering Memorandum and the SEC Reports, since December 31, 2018, there has been (1) no material weakness in the Company’s internal control over financial reporting (whether or not remediated) and (2) no change in the Company’s internal control over financial reporting that has materially affected, or is reasonably likely to materially affect, the Company’s internal control over financial reporting. Except as disclosed in the Offering Memorandum and the SEC Reports, the Company and each of its Subsidiaries maintain a system of disclosure controls and procedures (as defined in Rule 13a-15 and Rule 15d-15 under the Exchange Act and the rules and regulations of the Commission promulgated thereunder) that are designed to ensure that information required to be disclosed by the Company in the reports that it files or submits under the Exchange Act is recorded, processed, summarized and reported, within the time periods specified in the Commission’s rules and forms, and is accumulated and communicated to the Company’s management, including its principal executive officer or officers and principal financial officer or officers, as appropriate, to allow timely decisions regarding disclosure. As of June 30, 2019, the Company’s management, with participation of the Company’s Chief Executive Officer and Chief Financial Officer, carried out evaluations of the design and operation of the Company’s disclosure controls and procedures as required by Rule 13a-15 of the Exchange Act, and based upon that evaluation, the Company’s Chief Executive Officer and Chief Financial Officer concluded that, as of June 30, 2019, the design and operation of the Company’s disclosure controls and procedures were effective to accomplish their objectives at the reasonable assurance level.

11

Section 3.22 Compliance with the Sarbanes-Oxley Act. There is and has been no failure on the part of the Company or any of the Company’s directors or officers, in their capacities as such, in each case, to comply in all material respects with any applicable provision of the Sarbanes-Oxley Act of 2002 and the rules and regulations promulgated in connection therewith, including Section 402 related to loans and Sections 302 and 906 related to certifications.

Section 3.23 Financial Statements. The audited financial statements of the Company as of and for the period ended December 31, 2018 (together with the related schedules and notes thereto, the “Audited Financial Statements”) included in the Offering Memorandum or contained in the Company’s Form 10-K for the period ended December 31, 2018 have been prepared, and fairly present, in all material respects, the assets, liabilities, equity, financial condition, results of operations and cash flows of the Company at the respective dates and for the respective periods (as the case may be) indicated, in accordance with GAAP consistently applied throughout such period (except as specified therein). The unaudited interim financial statements of the Company as of and for the periods ended June 30, 2019 (“Interim Financial Statements” and, together with the Audited Financial Statements, the “Financial Statements”) included in the Offering Memorandum or contained in the Company’s Form 10-Q for the period ended June 30, 2019 have been prepared in conformity with GAAP and present fairly in all material respects the information required to be stated therein. The financial data set forth in the Offering Memorandum fairly presents, in all material respects, the information set forth therein on a basis consistent with that of the Financial Statements of the Company included in the Offering Memorandum or contained in the Company’s SEC Reports. Since the respective dates of the Financial Statements included in the Offering Memorandum or contained in the Company’s SEC Reports, there has been no change which could, or any development that would, reasonably be expected to (i) have a Material Adverse Effect, (ii) adversely affect the issuance or validity of the New Notes or (iii) adversely affect the consummation of any of the transactions contemplated by any of the Operative Documents.

Section 3.24 No Undisclosed Liabilities. The Company does not have any material liabilities, whether known or unknown, asserted or unasserted, absolute or contingent, accrued or unaccrued, liquidated or unliquidated, and due or to become due, including any liability for taxes (and there is no past or present fact, situation, circumstance, condition or other basis for any present or future action, suit, proceeding, hearing, charge, complaint, claim or demand against the Company giving rise to any such liability), except (i) for liabilities set forth in the Financial Statements; and (ii) normal fluctuation in the amount of the liabilities referred to in clause (i) above occurring in the ordinary course of business of the Company since the date of the most recent balance sheet included in the Financial Statements.

Section 3.25 Payment of Taxes. All U.S. federal income tax returns of the Company and its Subsidiaries required by applicable law to be filed have been filed and all material taxes shown by such returns or otherwise assessed, which are due and payable, have been paid, except assessments against which appeals have been or will be promptly taken and as to which adequate reserves have been provided. The Company and its Subsidiaries have filed all other tax returns that are required to have been filed by them pursuant to applicable foreign, state, local or other law except insofar as the failure to file such returns would not result in a Material Adverse Effect, and the Company and its Subsidiaries have paid all taxes due pursuant to such returns or pursuant to any assessment received by the Company and its Subsidiaries, except for such taxes, if any, (i) as are being contested in good faith and as to which adequate reserves have been established by the Company or (ii) where the failure to pay such taxes would not result in a Material Adverse Effect.

Section 3.26 Foreign Corrupt Practices Act. None of the Company, any of its Subsidiaries or, to the knowledge of the Company, any director, officer, agent, employee, or affiliate acting on behalf of the Company or any of its Subsidiaries is aware of or has taken any action, directly or indirectly, that would result in a violation by such persons of the Foreign Corrupt Practices Act of 1977, as amended, and the rules and regulations thereunder (the “FCPA”), including, without limitation, making use of the mails or any means or instrumentality of interstate commerce corruptly in furtherance of an offer, payment, promise to pay or authorization of the payment of any money, or other property, gift, promise to give, or authorization of the giving of anything of value to any “foreign official” (as such term is defined in the FCPA) or any foreign political party or official thereof or any candidate for foreign political office, in contravention of the FCPA, and the Company and, to the knowledge of the Company, its affiliates have conducted their businesses in compliance with the FCPA. The Company and its Subsidiaries have instituted and maintain policies and procedures designed to ensure, and which are reasonably expected to continue to ensure, continued compliance therewith.

Section 3.27 Anti-Money Laundering Laws. The operations of the Company and its Subsidiaries are and have been conducted at all times in compliance with applicable financial recordkeeping and reporting requirements of the Currency and Foreign Transactions Reporting Act of 1970, as amended, the money laundering statutes of all applicable jurisdictions, the rules and regulations thereunder and any related or similar applicable rules, regulations or guidelines, issued, administered or enforced by any Governmental Entity (collectively, the “Money Laundering Laws”); and no action, suit or proceeding by or before any Governmental Entity involving the Company or any of its Subsidiaries with respect to the Money Laundering Laws is pending or, to the knowledge of the Company, threatened.

Section 3.28 OFAC. None of the Company, any of its Subsidiaries or, to the knowledge of the Company, any director, officer, agent, employee, affiliate or person acting on behalf of the Company or any of its Subsidiaries is an individual or entity currently the subject or target of any sanctions administered or enforced by the U.S. Government, including, without limitation, the U.S. Department of the Treasury’s Office of Foreign Assets Control, the United Nations Security Council, the European Union, Her Majesty’s Treasury, or other relevant sanctions authority (collectively, “Sanctions”). Except as permitted by U.S. and other applicable law, the Company is not located, organized or resident in a country or territory that is the subject of Sanctions (including, without limitation, Burma, Cuba, Iran, North Korea, Sudan and Syria); and the Company will not directly or indirectly use the proceeds of the sale of the New Notes, or lend, contribute or otherwise make available such proceeds to any subsidiaries, joint venture partners or other individual or entity, to fund any activities of or business with any individual or entity, or in any country or territory, that, at the time of such funding, is the subject of Sanctions or in any other manner that will result in a violation by any individual or entity (including any individual or entity participating in the transaction, whether as underwriter, advisor, investor or otherwise) of Sanctions.

Section 3.29 Cybersecurity. Except as disclosed in the Offering Memorandum and the SEC Reports, (A) to the knowledge of the Company, there has been no security breach or incident, unauthorized access or disclosure, or other compromise of or relating to the Company or its Subsidiaries information technology and computer systems, networks, hardware, software, data and databases (including the data and information of their respective customers, employees, suppliers, vendors and any third party data maintained, processed or stored by the Company and its Subsidiaries, and any such data processed or stored by third parties on behalf of the Company and its Subsidiaries), equipment or technology (collectively, “IT Systems and Data”) that, individually or in the aggregate, would reasonably be expected to have a Material Adverse Effect, (B) neither the Company nor its Subsidiaries have been notified in writing of, and, to the Company’s knowledge, there is no presently existing event or condition that would result in, any security breach or incident, unauthorized access or disclosure or other compromise to their IT Systems and Data that, individually or in the aggregate, would reasonably be expected to have a Material Adverse Effect and (C) the Company and its Subsidiaries have implemented appropriate controls, policies, procedures, and technological safeguards reasonably designed to maintain and protect the integrity, continuous operation, redundancy and security of their IT Systems and Data as required by applicable law. The Company and its Subsidiaries are presently in compliance in all material respects with all applicable laws or statutes and all applicable judgments, orders, rules and regulations of any court or arbitrator or governmental or regulatory authority, internal policies and applicable contractual obligations relating to the privacy and security of IT Systems and Data and to the protection of such IT Systems and Data from unauthorized use, access, misappropriation or modification, except, in each case, for such noncompliance as would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

Section 3.30 No Finder’s Fees. Except as disclosed in the Offering Memorandum or as contemplated by this Agreement, the Company has not paid, and is not a party to any contract or agreement to pay, to any person or entity any compensation for soliciting another to consummate the Exchange and there are no contracts, agreements or understandings between the Company and any person that would give rise to a valid claim against the Company for a commission, finder’s fee or other like payment in connection with the Exchange.

Section 3.31 No Integration. Neither the Company nor any other person acting on behalf of the Company has sold or issued any securities that would be integrated with the Exchange pursuant to the Securities Act, the rules and regulations thereunder or the interpretations thereof by the SEC.

Section 3.32 Absence of Further Requirements. No consent, approval, authorization, or order of, or filing or registration with, any governmental agency or body or any court, is required for the consummation of the transactions contemplated by this Agreement and the Indenture in connection with the Exchange and the concurrent offering, issuance and sale of the New Notes, other than (i) the filing of a notice of listing of additional shares and related materials with the Nasdaq Stock Market LLC and (ii) any filings under the Exchange Act, which have been or will be made when and how required.

Section 3.33 Accountants. Deloitte & Touche LLP, who has audited the Company’s Audited Financial Statements included in the SEC Reports, are registered independent public accountants as required by the Securities Act and the rules and regulations promulgated thereunder and by the rules of the Public Accounting Oversight Board.

Section 3.34 Compliance with Law. None of the Company nor its Subsidiaries have been advised in writing that the Company and its Subsidiaries are not conducting business in compliance with all applicable laws, rules and regulations of the jurisdictions in which it is conducting business, including, without limitation, all applicable local, state and federal laws and regulations, except, in each case, where failure to be so in compliance, individually or in the aggregate, would not result in a Material Adverse Effect. The Company is, and since January 1, 2017 has been, in compliance in all material respects with the Federal Food, Drug & Cosmetics Act, and the applicable regulations administered thereunder by the Food and Drug Administration (“FDA”), the Public Health Service Act and any other similar applicable law administered by the FDA or other comparable Governmental Entity responsible for regulation of the development, clinical testing, manufacturing, sale, marketing, distribution and importation or exportation of drug and biopharmaceutical products of similar nature to those developed by the Company (each, a “Drug Regulatory Agency”), except, in each case, for any noncompliance, either individually or in the aggregate, which would not result in a Material Adverse Effect. No investigation, claim, suit, proceeding, audit or other action by any Governmental Entity is pending or, to the Company’s knowledge, threatened against the Company. There is no agreement, judgment, injunction, order or decree binding upon the Company which has or would reasonably be expected to have the effect of prohibiting or materially impairing any business practice of the Company, any acquisition of material property by the Company or the conduct of business by the Company in any material respect as currently conducted, (ii) is reasonably likely to have an adverse effect on the Company’s ability to comply with or perform any covenant or obligation under any Operative Document or (iii) is reasonably likely to have the effect of preventing, delaying, making illegal or otherwise interfering in any material respect with the offer and sale of the New Notes. There are no proceedings pending or, to the Company’s knowledge, threatened with respect to an alleged material violation by the Company of the FDA regulations adopted thereunder, the Public Health Service Act or any other similar law administered or promulgated by any Drug Regulatory Agency. All clinical, pre-clinical and other studies and tests conducted by or on behalf of, or sponsored by, the Company, or in which the Company or their current products or product candidates have participated, were and, if still pending, are being, conducted in all material respects in accordance with applicable standard medical and scientific research procedures and in compliance in all material respects with the applicable regulations of any applicable Drug Regulatory Agency and other applicable law. The Company and its Subsidiaries hold all required governmental authorizations issuable by any Drug Regulatory Agency necessary for the conduct of the business of the Company as currently conducted, and development, clinical testing, manufacturing, marketing, distribution and importation or exportation, as currently conducted, of any of its products or product candidates.

Section 3.35 Related Party Transactions. There are no relationships between or among the Company, on the one hand, and its affiliates, officers or directors on the other hand, or between any Subsidiary, on the one hand, and its affiliates, officers or directors on the other hand, that are required to be described under applicable securities laws in the SEC Reports, that is not so described in such filings.

Section 3.36 Off-Balance Sheet Arrangements. There is no transaction, arrangement or other relationship between the Company or any Subsidiary and an unconsolidated or other off-balance sheet entity that (i) is required to have been described under applicable securities laws in the SEC Reports that is not so disclosed (ii) otherwise would be reasonably likely to result in a Material Adverse Effect. There are no such transactions, arrangements or other relationships with the Company or any Subsidiary that may create material contingencies or liabilities that have not been otherwise disclosed by the Company in the SEC Reports as required by applicable law.

Section 3.37 Environmental Matters. There has been no storage, disposal, generation, manufacture, transportation, handling or treatment of toxic wastes, hazardous wastes or hazardous substances by the Company or any Subsidiary (or, to the knowledge of the Company, any of their predecessors in interest) at, upon or from any of the property now or previously owned or leased by the Company or any Subsidiary, in each case, (i) in violation of any applicable law, ordinance, rule, regulation, order, judgment, decree or permit or (ii) that would require remedial action under any applicable law, ordinance, rule, regulation, order, judgment, decree or permit, except, in each of the cases of the foregoing clauses (i) and (ii), where such violation or remedial action would not, individually or in the aggregate, have a Material Adverse Effect. There has been no spill, discharge, leak, emission, injection, escape, dumping or release of any kind into such property or into the environment surrounding such property of any toxic wastes, medical wastes, solid wastes, hazardous wastes or hazardous substances due to or caused by the Company or any Subsidiary which, in each case, would reasonably be expected to have a Material Adverse Effect.

Section 3.38 Solvency. The Company and its Subsidiaries are Solvent (as defined below). “Solvent” means, on a consolidated basis, (i) the fair value of the Company’s and its Subsidiaries’ consolidated assets exceed its consolidated debt and liabilities, contingent or otherwise; (ii) the Company and its Subsidiaries have not incurred, and does not intend to incur, debt or liabilities beyond its ability to pay such debts and liabilities as they become due; (iii) the capital of the Company and its Subsidiaries is not unreasonably small in relation to the Company’s business; and (iv) the Company is able to obtain a letter from its auditors that does not contain a going concern qualification.

Section 3.39 Nasdaq Listing. The shares of Common Stock are listed on the Nasdaq Capital Market. Except as described in the Offering Memorandum and the SEC Reports, (i) the Company has not received any delisting notice relating to the shares of Common Stock listed on the Nasdaq Capital Market and (ii) the Company is in compliance with the applicable current listing and governance rules and requirements of the Nasdaq Capital Market.

Article IV: Conditions to Obligations of the Investor and the Company.

The obligations of each Holder to deliver (or cause to be delivered) the Old Notes and of the Company to deliver the New Notes and accrued and unpaid interest to such Holder are subject to the satisfaction at or prior to the Closing of the following condition precedent: the representations and warranties of the Company contained in Section 3 hereof and of the Undersigned, for itself and on behalf of the Holders, contained in Section 2 hereof shall be true and correct as of the Closing in all respects with the same effect as though such representations and warranties had been made as of the Closing. The obligation of the Company to deliver the New Notes and accrued and unpaid interest is further subject to the prior receipt by the Company of a valid (a) DWAC withdrawal conforming with the aggregate principal amount of the Old Notes to be exchanged by such Holder in connection with the Exchange, and (b) the New Notes DWAC deposit, each through the DWAC program in accordance with this Agreement.

Article V: Miscellaneous

Section 5.1    Entire Agreement. This Agreement and any documents and agreements executed in connection with the Exchange embody the entire agreement and understanding of the parties hereto with respect to the subject matter hereof and supersede all prior and contemporaneous oral or written agreements, representations, warranties, contracts, correspondence, conversations, memoranda and understandings between or among the parties or any of their agents, representatives or affiliates relative to such subject matter, including, without limitation, any term sheets, emails or draft documents.

Section 5.2    Construction. References in the singular shall include the plural, and vice versa, unless the context otherwise requires. References in the masculine shall include the feminine and neuter, and vice versa, unless the context otherwise requires. Headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meanings of the provisions hereof. Neither party, nor its respective counsel, shall be deemed the drafter of this Agreement for purposes of construing the provisions of this Agreement, and all language in all parts of this Agreement shall be construed in accordance with its fair meaning, and not strictly for or against either party.

Section 5.3    Costs and Expenses. The Undersigned, the Holders and the Company shall each pay their own respective costs and expenses incurred in connection with the negotiation, preparation, execution and performance of this Agreement, including, but not limited to, attorneys’ fees.

Section 5.4    Governing Law. This Agreement shall in all respects be construed in accordance with and governed by the substantive laws of the State of New York, without reference to its choice of law rules.

Section 5.5    Counterparts. This Agreement may be executed in counterparts, each of which shall be deemed an original, but all of which taken together shall constitute one and the same instrument. Any counterpart or other signature hereon delivered by facsimile shall be deemed for all purposes as constituting good and valid execution and delivery of this Agreement by such party.

[Signature Page Follows.]

IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed as of the date first above written.

“Company”:

TELIGENT, INC.

By:
Name:
Title:

[Signature Page to Exchange Agreement]

IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed as of the date first above written.

“UNDERSIGNED”:

(in its capacities described in the first paragraph hereof)

By:
Name:
Title:

[Signature Page to Exchange Agreement]

Exhibit A

Holder	Aggregate Principal Amount of Old Notes Submitted for Exchange	Aggregate Principal Amount of New Notes to be Issued in Exchange	Name of DTC Participant to Receive New Notes	DTC Participant Number	EIN